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                                                                 EXHIBIT 10.20

                              PEI HOLDING, INC.

                        MANAGEMENT STOCK OPTION PLAN
                        ----------------------------



    1.  Purpose. The PEI Holding, Inc. Management Stock Option Plan (the "Plan")
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is for designated employees of the Company (as defined below) or any of its subsidiaries. PEI Holding, Inc. was originally known as PEI 1991 Holding, Inc., and is a Delaware corporation (the "Company," which term shall include any
                                    -------
subsidiary of the Company unless the context indicates otherwise). The Plan is to provide an incentive to these designated employees to continue in their employment and to increase their efforts for the success of the Company by offering them an opportunity to increase their proprietary interest in the Company, through the grant of stock options (the "Options") to purchase shares
                                                  -------
of Class A Common Stock of the Company, par value $0.01 per share (the "Common
                                                                        ------
Stock").  Consistent with these objectives, the Plan authorizes the granting of
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nonqualified stock options to acquire shares of the Company's Common Stock pursuant to the terms and conditions hereinafter set forth. The term "Options" refers to nonqualified stock options. The Options are not intended to qualify as "Incentive Stock Options" within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").
                                                ----


    2.  Administration of the Plan.
        --------------------------


    (a)  Members of the Committee.  The Plan shall be administered by the
         ------------------------
Compensation Committee of the Board of Directors of the Company (the "Committee"). During such time as a class of securities of the Company is
 ---------
registered under the Securities Exchange Act of 1934, no member of the Committee shall be a Participant, as defined in Section 4 hereof.



    (b)  Authority of the Committee.  The Committee shall adopt such rules as
         --------------------------
it may deem appropriate in order to carry out the purposes of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members to execute and deliver documents on behalf of the Committee. Determination of such majority shall be final and binding in all matters relating to the Plan. No member of the Committee shall be liable for any act done or omitted to be done by such member or by any other member of the Committee in connection with the Plan, except for such member's own willful misconduct or as expressly provided by statute.



    3.  Stock Reserved for the Plan.  The shares subject to the Plan shall
        ---------------------------
consist of 160,000 shares of Common Stock which may be either authorized but unissued shares or previously issued shares reacquired and held by the Company. Any of such shares which may remain unsold at the termination of the Plan shall cease to be reserved for purposes of the Plan. Should any Option be cancelled pursuant to Section 6(f) hereof prior to
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its exercise in full, the shares theretofore subject to such Option shall be reserved for future Options under the Plan unless otherwise determined by the Board of Directors.


  4.  Grant of Options.  The Options may be granted only to designated employees
      ----------------
of the Company. The Committee shall have the sole authority to select those individuals (the "Participants") to whom the Options may be granted, and to
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determine the number of shares of Common Stock to be subject to the Options granted to each such Participant. All Participants agree to be bound by the terms of the Plan.



  5.  Agreement to Reflect Terms of Grant.  The terms and conditions of each
      -----------------------------------
grant of Options shall be embodied in a written agreement between the Company and the Participant substantially in the form of Exhibit A attached hereto (the "Stock Option Agreement"), which shall contain the terms and conditions set
 ----------------------
forth in Section 6 hereof and which shall state the date of grant of the Option and the number of shares covered by the Option.


  6.  Terms of Options.
      ----------------

  (a) Option Price.  The purchase price of each share of Common Stock subject to
      ------------
the Options ("Option Price") shall be the Fair Market Price of the Common
             ------------
Stock on the date of grant. "Fair Market Price" as of any date means the fair market value as determined by the Board of Directors of the Company.


  (b) Initial Options.  The Company intends to grant Options to be effective
      ---------------
upon the closing (the "Closing") of the transactions contemplated by the Asset
                       -------
Purchase Agreement, dated as of June 24, 1991, as amended, (the "Purchase
                                                                 --------
Agreement") between the Company and the Sellers described therein (the
---------
"Initial Options"). The Initial Options shall have the terms and conditions
 ---------------
reflected in the Stock Option Agreement.


  (c) Subsequent Options.  In addition to the Initial Options, the Company may
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grant other Options (the "Subsequent Options") which shall contain such
                          ------------------
additional terms and conditions (including without limitation, vesting provisions) not inconsistent with this Plan as may be prescribed by the Committee and set forth in the applicable Stock Option Agreement.


  (d) Restriction on Transfer.  Each Option granted hereunder shall not be
      -----------------------
transferable by the Participant otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by the Participant.


  (e) Additional Restrictions.  Each Option granted hereunder shall be subject
      -----------------------
to such additional terms and conditions not inconsistent with this Plan as may be prescribed by the Committee and set forth in the applicable Stock Option Agreement.


  (f) Termination of Employment.
      -------------------------

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      (i)   With respect to the Initial Options, if prior to the first anniversary of the date of the Closing (A) the Participant's employment with the Company shall be terminated by the Company or any of its subsidiaries without Cause (as defined below) or by reason of the Participant's Permanent Disability (as defined below) or death or (B) the Participant's employment is terminated either by the Company with Cause or by reason of the Participant's voluntary termination and the Company has elected to pay the Deferred Amount (as defined in the Deferred Compensation Agreement with such Participant dated as of October 4, 1991 (the "Deferred Compensation Agreement")) and any accrued
                            -------------------------------
but unpaid interest thereon within 30 days of such termination, then in either case (A) or (B) the Participant's Initial Options shall terminate and be cancelled on the date of payment of the Deferred Amount and all rights under the Plan shall cease.

      (ii) With respect to Initial Options, if the Participant's employment with the Company shall be terminated for any reason and if such Initial Options have not been terminated pursuant to (i) above, then the Company shall be entitled (but not required), not later than 30 days after the date of any such termination of employment, to make a cash payment to the Participant of the excess, if any, of the Fair Market Price as of the date of such termination of the total number of shares of Common Stock subject to Options held by such Participant that are exercisable at less than the Fair Market Price of such shares over the product of the number of such shares and the Option Price for such shares, less an amount equal to the federal, state and local taxes, if any, required to be withheld as a result of such payment. Upon the making of such payment, the related Options and the Participant's rights under the Plan shall terminate.

      (iii) With respect to Subsequent Options, if the Participant's employment with the Company shall be terminated by the Company for Cause, any right such Participant may have to exercise any Option shall be cancelled on the last day of his employment and all rights under the Plan shall cease.

      (iv) "Cause" for the termination by the Company of the Participant's employment shall mean (A) a Participant's conviction of a felony, (B) an act of personal dishonesty or breach of duty by the Participant in connection with such Participant's employment with the Company, (C) a Participant's commission of an act involving gross negligence in the conduct of his duties for the Company or (D) a Participant's willful and repeated failure to execute the policies of the Company as established by the Board of Directors.

      (v) "Permanent Disability" shall be defined in the same manner as such term or a similar term is defined in the long-term disability policy maintained by the Company and applicable to the Participant in effect on the date of the Participant's termination of employment with the Company.

  7.  Purchase of Common Stock.
      ------------------------

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  (a) Notice.  Subject to the conditions set forth in Section 6 and 7(b) hereof,
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a Participant may exercise all or any portion of an Option by giving written notice to the Company. The date of exercise of the Option with respect to the shares of Common Stock specified in the notice shall be the later of (i) the date on which the Company receives the notice or (ii) the date on which the conditions provided in Section 7(b) hereof are satisfied.

  (b) Payment and Other Conditions.  Prior to the delivery to the Participant of
      ----------------------------
any stock certificates evidencing shares of Common Stock in respect of which an Option shall have been exercised, (i) the Participant shall have paid to the Company (or shall have directed the Company to credit pursuant to the Participant's Deferred Compensation Agreement with the Company all or a portion of the Deferred Amount to the payment of) the Option Price of all shares of Common Stock purchased pursuant to such exercise of the Option and an amount equal to the federal, state and local taxes, if any, required to be withheld as a result of such exercise, (ii) the conditions set forth in
Section 9 hereof shall have been satisfied, (iii) the Participant shall have satisfied such other conditions as may be set forth in the Stock Option Agreement and (iv) the Participant has agreed in writing to be bound by the terms and conditions of any stockholders agreement of the Company as then in effect (the "Stockholders Agreement"), which shall contain customary
             ----------------------
provisions for agreements of such kind, including rights of first refusal, rights of co-sale, "drag-along" provisions and voting provisions.


  (c)  Issuance of Stock Certificates.  Upon receipt of payment and satisfaction
       ------------------------------
of the conditions of Section 7(b) hereof, the Company shall deliver to the Participant a certificate or certificates for the number of shares of Common Stock in respect of which the Option shall have been exercised, legended to reflect the agreements and conditions applicable to such shares as set forth in the Stockholders Agreement and such other restrictions as the Committee shall determine are required by applicable law.



  8.  Restrictions Applicable to Common Stock.  Shares of Common Stock issued
      ---------------------------------------
upon exercise of an Option granted under the Plan shall be held subject to, and comply with and shall have the benefits of, the terms, conditions, rights and restrictions which are set forth in the Stockholders Agreement.



  9.  Registration of Shares: Limitations on Exercisability.  No Option shall be
      -----------------------------------------------------
exercisable and no transfer of shares of Common Stock may be made to any Participant, and any attempt to exercise any Option or to transfer any shares of Common Stock to any Participant shall be void and of no effect, unless and until
(a) 90 days after a registration statement under the Securities Act of 1933, as amended, has been declared effective pertaining to the shares of Common Stock of the Company, or (b) the Committee, in its sole discretion, determines, or (c) with respect to transfers, the Participant, upon the request of the Committee, provides an opinion of counsel satisfactory to the Committee, that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws.

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  10.  No Restriction on Right of the Company to Effect Corporate Changes.  The
       ------------------------------------------------------------------
Plan, and the Options granted hereunder, shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.


  11.  Changes in Control.
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  (a) Effect of Changes in Control. In the event that (i) the Company is merged
      ----------------------------
or consolidated with another corporation and the stockholders of the Company and their affiliates immediately preceding the merger or consolidation own less than 50% of the voting stock of the corporation surviving the merger or consolidation, (ii) all or substantially all of the assets of the Company are acquired by another corporation, person or entity not affiliated with Genstar Capital Corporation, or (iii) the Company is dissolved or liquidated, then the Company shall elect either (x) to allow the Participant to exercise the Option in accordance with Section 7, or (y) to terminate the Option in consideration of a cash payment equal to the fair market value of the consideration that a holder of the number of shares of Common Stock represented by such Option would have received as a result of such transaction, less the Option Price of such Option.



  (b)  Dilution and Other Adjustments.  In the event of any stock dividend or
       ------------------------------
split involving the Common Stock, the Committee shall adjust the terms of the Option to reflect such dividend or split. In the case of any other transaction affecting the Common Stock, the Committee may make any equitable adjustments or take such other equitable action as the Committee, in its sole discretion, shall deem appropriate. Such adjustments or actions shall be conclusive and binding for all purposes. In the event of a change in the Common Stock which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.


  12.  Miscellaneous.
       -------------


  (a)  No Rights to Continued Employment.  Neither the Plan nor any action taken
       ---------------------------------
hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its subsidiaries.

  (b)  Stockholder Rights.  A Participant shall have no rights as a stockholder
       ------------------
with respect to any shares covered by an Option until a certificate or certificates representing

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such shares shall have been issued to such Participant, and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Participant shall become the holder of record thereof.


  (c)  Construction of the Term "Participant".  Whenever the word "Participant"
       --------------------------------------
is used in this Plan under circumstances where the provision should logically be construed to apply to the executors, the administrators, Designated Beneficiary (as defined below) or any other person or persons to whom an Option may be transferred by will or by the laws of descent and distribution or by reason of the death of the Participant, the word "Participant" shall be deemed to include such person or persons. As used herein, the term "Designated Beneficiary" shall mean the person or persons last designated as such by the Participant as the person who shall have the right to exercise such Option after the Participant's death on a form filed by the Participant with the Committee in accordance with such procedures as the Committee shall establish. If no such person is designated, the Designated Beneficiary shall be the Participant's estate.



  (d)  Plan Shall Govern.  With respect to any Options granted pursuant to the
       -----------------
Plan, in the event of any conflict or inconsistency between the Plan and the Stock Option Agreement, the Plan shall govern and the Stock Option Agreement shall be interpreted to minimize or eliminate any conflict or inconsistency.



  13.  Amendment.  The Board of Directors may at any time and from time to time
       ---------
alter, amend, suspend or terminate the Plan in whole or in part.
Notwithstanding the foregoing, no amendment shall alter or impair any of the rights or obligations of any Participant, without such Participant's consent, under any Option theretofore granted under the Plan.



  14.  Effective Date.  The Plan shall become effective as of the date of the
       --------------
Closing, subject to the receipt of approval of the Plan by the stockholders of the Company entitled to vote thereon. No payments or distributions of shares of Common Stock may be made to any Participant or any other person under the Plan until such time as stockholder approval of the Plan is obtained pursuant to this Section.



  15.  Termination.  Unless previously terminated pursuant to Section 13 hereof,
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the Plan shall terminate on the last to occur of the tenth anniversary of the date of the Closing or the exercise or termination of all outstanding Options.



  16.  Term of Option.  Initial Options shall terminate on the tenth anniversary
       --------------
of the date of the Closing. All other Options shall terminate on the tenth anniversary of the date of grant.



  17.  Headings.  The headings of sections and subsections herein are included
       --------
solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

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  18.  No Waivers.  No failure or delay on the part of the Company in exercising
       ----------
any right, power or privilege hereunder shall operate as a waiver hereof, nor shall any single or partial exercise hereof preclude any other or further exercise hereof or the exercise of any other right, power or privilege.



  19.  Entire Agreement.  This Plan and the other related agreements expressly
       ----------------
referred to herein set forth the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof.



  20.  Governing Law.  This Plan and all rights hereunder shall be construed in
       -------------
accordance with and governed by the laws of the State of New York.



  This Plan has been adopted by the Company's Board of Directors as of October 4, 1991.